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                                                                    EXHIBIT 99.2

                           CERTIFICATE OF DESIGNATION,
                             PREFERENCES AND RIGHTS
                             OF SERIES B REDEEMABLE
                                 PREFERRED STOCK
                          OF PRICELINE.COM INCORPORATED

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     Pursuant to Section 151 of the General Corporation Law of the State of
                                    Delaware

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            The undersigned, Daniel Schulman, Chief Executive Officer and
President of priceline.com Incorporated (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), pursuant to Section 151(g) of the GCL and in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

            That, pursuant to the authority conferred upon the Board of Directors of the Company (the "Board of Directors") by the Amended and Restated Certificate of Incorporation of the Company, the Board of Directors on February 1, 2001 adopted the following resolution creating a series of shares of preferred stock, par value $.01 per share, of the Company, designated as Series B Redeemable Preferred Stock:

            RESOLVED, that, pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Company, a series of preferred stock of the Company be, and it hereby is, created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, are as set forth herein.

            1. DESIGNATION AND NUMBER OF SHARES. There is hereby created and established, out of the authorized and unissued Preferred Stock (as hereinafter defined) of the Company, a series of Preferred Stock designated as "Series B Redeemable Preferred Stock" (the "Series B Preferred Stock"). The authorized number of shares of Series B Preferred Stock shall be eighty thousand (80,000). The Company shall be permitted, and to the extent specified herein, required, to issue fractional shares. The Series B Preferred Stock shall have a liquidation preference of $1,000 per share (the "Series B Stated Amount"), plus an amount equal to any dividends accrued or cumulated but not paid on the Series B Preferred Stock pursuant to Section 4 hereof, whether or not declared, to the date fixed for Liquidation (as hereinafter defined) of the Company (the "Series B Liquidation Preference").

            2. RANK. The Series B Preferred Stock shall, with respect to the right to receive dividends and distributions of assets and rights upon the Liquidation of the Company, rank (x) senior to the common stock, par value $0.008 per share, of the Company ("Common Stock"), and each other class or series of capital stock of the Company hereafter created which expressly ranks junior to the Series B Preferred Stock (together with the Common Stock, the "Junior Securities"), and (y) PARI PASSU with all other series of Preferred Stock of the Company, whether now in existence or created after the date hereof, which do not expressly rank junior to the Series B Preferred Stock ("Parity Securities"). The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Parity Securities, as the case may be.
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            3.    LIQUIDATION PREFERENCE.

                  A. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (a "Liquidation"), each of the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount in cash equal to the Series B Liquidation Preference with respect to each share of Series B Preferred Stock held by such holder on the date fixed for Liquidation, before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities. If the assets of the Company available for distribution to the holders of Series B Preferred Stock and Parity Securities shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in a Liquidation, then all of the assets available for distribution to the holders of Series B Preferred Stock and Parity Securities shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. Immediately prior to a Liquidation of the Company, to the extent funds of the Company are legally available for the payment of dividends, the Company shall declare for payment all accrued and unpaid dividends with respect to the Series B Preferred Stock and any Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series B Preferred Stock and any such other Parity Securities if all amounts payable thereon were paid in full. After payment in full of the Series B Liquidation Preference, the holders of the Series B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company.

                  B. Upon any such Liquidation, after the holders of Series B Preferred Stock shall have been paid in full the Series B Liquidation Preference, the remaining assets of the Company shall be distributed to the holders of the Junior Securities.

                  C. For the purposes of this Section 3, neither (i) the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares, securities or other consideration) of all or substantially all of the property or assets of the Company nor (ii) the merger or other business combination of the Company with one or more Persons shall be deemed to be a Liquidation.

            4.    DIVIDENDS.

                  A. Each holder of Series B Preferred Stock shall be entitled to receive, out of the funds of the Company legally available therefor, cumulative dividends, payable in accordance with this Section 4.

                  B. Dividends on each outstanding share of Series B Preferred Stock (the "Series B Dividend") shall be payable semi-annually in arrears on February 6 and August 6 of each year commencing August 6, 2001 or, if any such date is not a Business Day (as hereinafter defined), on the next succeeding Business Day (each, a "Dividend Payment Date" and each such semi-annual period being a "Dividend Period"), at a rate of 11% of the Series B Stated Amount per annum. The amount of Series B Dividends payable on the Series B Preferred Stock for each full Dividend Period shall be computed by dividing the annual dividend rate by two. Series B Dividends payable on the Series B Preferred Stock for any period less than a full Dividend Period shall be computed on the basis of twelve 30-day months and a 360-day year. Notwithstanding any provision herein to the contrary, except in connection with the calculation of the Dividend Buyout Amount pursuant to Section 6(B), the Company's obligation to pay the Series B Dividend shall be fully discharged upon the issuance of Common Stock to the holders of Series B Preferred Stock pursuant to Section C below.

                  C. For each Dividend Period, Series B Dividends shall be paid by the issuance of .0175 of a share of Common Stock per $1.00 in Series B Stated Amount of Series B Preferred Stock, subject to adjustment as provided in Section 9 (the aggregate number of shares of Common Stock so issuable on a Dividend Payment Date, as so adjusted, being called the "Common Share Number"). Notwithstanding that the amount of any Series B Dividend that otherwise would have been payable if such Series B Dividend were payable in cash on the relevant Dividend Payment Date (for each Dividend Period, the "Dividend Amount") is greater or lesser than the

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fair market value on the record date of a number of shares of Common Stock (or fraction of a share) that is equal to the Common Share Number, the Company's obligation in respect of such Series B Dividend for such Dividend Period shall be fully discharged by the issuance of the Common Share Number of shares of Common Stock to the holders. The Company shall not be required to issue fractional shares of Common Stock hereunder and may at its option pay cash equal to the fair market value on the record date of the fraction of a share of Common Stock that would otherwise be payable. For purposes of determining whether a holder is entitled to a payment in lieu of a fractional share, all shares of Series B Preferred Stock beneficially owned by that holder shall be aggregated.

                  D. Series B Dividends shall accrue and be cumulative from February 6, 2001 whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such Series B Dividends on any Dividend Payment Date or at any time during any Dividend Period and whether or not Series B Dividends are declared or paid. Notwithstanding any other provision hereof, in the event Series B Dividends are not paid on the applicable Dividend Payment Date, the Company shall nonetheless determine the number of shares of Common Stock to be issued, pursuant to Section C above, to holders on the date such Series B Dividend is actually paid.

                  E. Series B Dividends shall be paid to the holders as each appears in the stock register of the Company at the close of business on the record date therefor. As used herein, the term "record date" means, with respect to Series B Dividends payable on February 6 or August 6, respectively, of each year, the immediately preceding January 15 or July 15, respectively.

                  F. So long as any shares of the Series B Preferred Stock are outstanding, no dividend, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any Parity Securities, nor shall any Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Company, directly or indirectly, unless in each case full cumulative dividends have been or contemporaneously are declared and paid or declared and consideration sufficient for the payment thereof set apart for such payment on the Series B Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such class or series of Parity Securities or the redemption, purchase or other acquisition thereof. When dividends are not paid in full or consideration sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series B Preferred Stock and all dividends declared upon any other class or series of Parity Securities shall be declared ratably in proportion to the respective amounts of dividends cumulated and unpaid on the Series B Preferred Stock and cumulated and unpaid on such Parity Securities.

                  G. So long as any shares of the Series B Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or to effectuate a stock split on, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of any employee incentive or benefit plan of the Company or any subsidiary, upon exercise of options issued pursuant thereto or upon the withholding of shares upon exercise of warrants by the holders thereof) (any such dividend, distribution, redemption or purchase being hereinafter referred to as a "Junior Securities Distribution") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Company, directly or indirectly (except by conversion into or exchange for Junior Securities), unless, in each case, the full cumulative dividends on all outstanding shares of the Series B Preferred Stock and accrued and unpaid dividends on any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series B Preferred Stock and all past dividend periods with respect to such Parity Securities.

            5.    VOTING RIGHTS.

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                  A. Shares of Series B Preferred Stock shall not be entitled to voting rights on any matter, except as provided in this Section 5 and except as specifically required under the GCL. Each holder of Series B Preferred Stock shall, however, be entitled to notice of any stockholders meeting or action by written consent in accordance with the Certificate of Incorporation and By-laws of the Company.

                  B. So long as any shares of Series B Preferred Stock are outstanding, the written consent or affirmative vote at a meeting called for that purpose of the holders of a majority of the shares of Series B Preferred Stock then outstanding, voting together as a single class, shall be necessary to amend, alter or repeal the Certificate of Incorporation of the Company or of any provision thereof (including the adoption of a new provision thereof), whether by merger or otherwise, which amendment, alteration or repeal would (A) increase or decrease the aggregate number of authorized shares, or the par value, of the Series B Preferred Stock or (B) alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely.

            6.    REDEMPTION.

                  A. OPTIONAL REDEMPTION IN THE EVENT OF A BUSINESS COMBINATION. The outstanding shares of Series B Preferred Stock, subject to Section G below, may be redeemed at the option of the Company or the holder of Series B Preferred Stock (the "Optional Redemption"), in whole but not in part, concurrently with and conditioned upon the Company's consummation of a Business Combination (the date of consummation, the "Business Combination Redemption Date").

                  B. REDEMPTION PAYMENTS. In the event the Company or the holder exercises its right to redeem the Series B Preferred Stock under Section 6(A), the amount payable (the "Series B Redemption Amount") on the Business Combination Redemption Date shall be equal to the Series B Stated Amount of all shares to be redeemed plus an amount equal to any dividends accrued or cumulated but not paid on such shares, whether or not declared, through the Business Combination Redemption Date. In addition, the Company shall be obligated to make one or both of the following payments on the Business Combination Redemption
Date:

                  (i) an amount (the "Dividend Buyout Amount") equal to the sum of the Dividend Amounts that would have accrued or cumulated on the shares to be redeemed (assuming such shares had not been redeemed) through the remaining scheduled Dividend Payment Dates occurring after the Business Combination Redemption Date and on or prior to the Mandatory Redemption Date (minus, if applicable, an amount equal to the amount of the accrued and unpaid dividend for the Dividend Period in which the Business Combination Redemption Date occurs and which is included in the calculation of the Series B Redemption Amount) plus any dividends that would have accrued or cumulated during the period between the last scheduled Dividend Payment Date and the Mandatory Redemption Date; and

                  (ii) in the event the Business Combination occurs on or prior to November 16, 2002, an amount (the "Premium Payment") equal to $625 per share of Series B Preferred Stock redeemed (adjusted appropriately for any fractional share).

Upon the occurrence of a Business Combination, if neither the Company nor the holder of the Series B Preferred Stock exercises its Optional Redemption right, the Premium Payment shall nevertheless be payable concurrently with the consummation of the Business Combination. In the event that either the Company or the holder exercises its Optional Redemption right, upon the consummation of the Business Combination all Series B Preferred Stock shall, subject to Section G below, automatically, without further action on the part of any person, be redeemed and converted into the right to receive the Series B Redemption Amount, the Dividend Buyout Amount and, if applicable, the Premium Payment.

All payments of the Series B Redemption Amount, the Dividend Buyout Amount and/or the Premium Payment shall be in cash; PROVIDED that in a Business Combination in which the consideration paid consists solely of common stock of the acquiring entity, at the option of the Company, payments of the Dividend Buyout Amount and the

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Premium Payment may be made either (i) in cash or (ii) in common stock of the resulting entity having a fair market value equal to the amount of the payment at the time such payment is made, so long as, in the case of clause (ii), (x) all shares of such common stock paid are listed on a Major Securities Exchange and are freely tradable (including without further registration under the Securities Act), (y) such common stock constitutes less than 5% of the publicly traded float of such class of equity securities and (z) the issuer of such common stock is not a Restricted Company.

                  C. MANDATORY REDEMPTION ON FEBRUARY 6, 2007. Except as may be, and solely to the extent, prohibited by any instrument relating to indebtedness for borrowed money of the Company then outstanding to a bank, thrift, savings and loan or other similar institution (a "Loan Agreement"), on February 6, 2007, or as soon thereafter as not prohibited by any such Loan Agreement (the "Mandatory Redemption Date"), the Company shall redeem, out of funds legally available therefor, all of the then outstanding shares of Series B Preferred Stock. Notice of the redemption pursuant to this Section 6(C) shall comply with the provisions of Section 6(E) hereof mailed to each holder of Series B Preferred Stock at such holder's address as shown in the stock register of the Company. The redemption price for each share of Series B Preferred Stock redeemed pursuant to this Section 6(C) shall be an amount in cash equal to the sum of the Series B Stated Amount of such share plus an amount equal to any accrued or cumulated Series B Dividends thereon through the Mandatory Redemption Date that have not been paid as of such date (such sum, the "Mandatory Redemption Payment").

                  D. MANDATORY REDEMPTION UPON EXERCISE OF WARRANTS. The outstanding shares of Series B Preferred Stock are subject to mandatory redemption by the Company upon exercise of the Warrants, in an amount of shares of Series B Preferred Stock sufficient to pay the exercise price of the exercised Warrants at a redemption price equal to the Series B Stated Amount per share (the "Exercise Amount"); PROVIDED, HOWEVER that the obligation to make such payment shall be discharged by (i) the issuance of the number of shares of Common Stock issuable pursuant to the terms of the Warrants then being exercised and (ii) the issuance of a fractional share of Series B Preferred Stock in respect of any excess of the Mandatory Redemption Price for the whole shares redeemed over the exercise price of the Warrants exercised. The Company shall not be required to pay cash in respect of a redemption under this paragraph. The number of shares subject to redemption under this Section 6 (D) shall be reduced by the number of shares surrendered with the exercise notice pursuant to Section
7. Upon the date of exercise of any Warrant, the number of shares of Series B Preferred Stock to be paid as the exercise price shall automatically, without further action on the part of any person and subject to the last sentence of Section F, be redeemed and converted into the right to receive Common Stock and, if applicable, a fractional share of Series B Preferred Stock pursuant to such Warrant.

                  E. NOTICE OF REDEMPTIONS UNDER SECTIONS 6(A) OR 6(C). (1) Notice of redemption by the Company under Section 6(C) shall be given not less than 15 Business Days (the "Regular Notice Period") prior to the Mandatory Redemption Date to each holder of record of the Series B Preferred Stock on the date fixed for such redemption, mailed by first-class mail, postage prepaid, to such holder's address as shown in the stock register of the Company; PROVIDED, HOWEVER, that no failure to give such notice nor any defect therein shall affect the validity of the proceeding for the redemption of any Series B Preferred Stock to be redeemed, except as to the holder to whom the Company has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the Mandatory Redemption Date; (ii) the applicable redemption price specified in Section 6(C); and (iii) the place or method for payment of the applicable redemption price specified in Section 6(C).

                  (2) At least ten (10) Business Days and not more than sixty
(60) business days prior to the date fixed for the consummation of a Business Combination (the "Business Combination Date"), a written notice (the "Business Combination Notice") of such Business Combination shall be mailed by first-class mail, postage prepaid, to each holder of record of shares of Series B Preferred Stock addressed to such holder at such holder's mailing address as it appears in the stock register of the Company. Each such Business Combination Notice shall state:

                  (i) the parties to the Business Combination and the terms
            and timing of the Business Combination;

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                  (ii) whether the Company is electing to optionally redeem all of the outstanding shares of Series B Preferred Stock in such Business Combination (and such election shall be irrevocable);

                  (iii) that holders of Series B Preferred Stock shall be
            required, no later than fifteen Business Days after receipt of such Business Combination Notice (or if received on or after the twentieth Business Day prior to the Business Combination Date, five Business Days prior to the Business Combination Date), to elect whether to optionally redeem all of their shares of Series B Preferred Stock; and

                  (iv) such other information as the Company, in its sole
            discretion, deems appropriate.

            In the event of a change in the parties to, or any material change in the terms or the timing of, any Business Combination, the Company shall give the holders of the Series B Preferred Stock written notice in accordance with this Section 6(E)(2) describing such change at least ten (10) Business Days prior to the consummation of the Business Combination.

                  (3) PROCEDURES FOR REDEMPTION AT THE OPTION OF THE Holder. In the event the Holder desires to exercise its right to require the Company to redeem its shares of Series B Preferred Stock upon the consummation of a Business Combination pursuant to Section 6(A), it shall not later than fifteen Business Days after the holder receives the Business Combination Notice (or if such notice is received on or after the twentieth Business Day prior to the Business Combination Date, five Business Days prior to the Business Combination
Date) provide notice to the Company stating that the Holder is exercising its right of redemption under Section 6(A). The payment of the Series B Redemption Amount, the Dividend Buyout Amount and/or the Premium Payment (as applicable) shall be made concurrently with the consummation of the related Business Combination (and upon the consummation thereof the redeemed Series B Preferred Stock shall, subject to Section G below, automatically, without further action on the part of any person, be converted into the right to receive such amounts and/or payment).

                  F. Notice having been given as aforesaid, from and after the Business Combination Redemption Date or the Mandatory Redemption Date, as the case may be (unless default shall be made by the Company in providing funds for the payment of the applicable redemption price specified in section 6(B) or 6(C)), all rights of the holders of Series B Preferred Stock (in such capacity) as stockholders of the Company (except the right to receive (i) the Series B Redemption Amount, the Dividend Buyout Amount (if applicable) and the Premium Payment (if applicable), (ii) the Mandatory Redemption Payment or (iii) shares of Common Stock as provided in Section G below, as the case may be) shall cease. Series B Dividends shall cease to accrue as of the Business Combination Redemption Date or the Mandatory Redemption Date, as the case may be, with respect to the shares of Series B Preferred Stock to be redeemed. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Company shall so require and the notice shall so state), such Series B Preferred Stock shall be redeemed by the Company at the applicable redemption price specified in section 6(B) or 6(C) (including, if applicable, the Dividend Buyout Amount and/or the Premium Payment). In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof. Anything herein to the contrary notwithstanding, on the next scheduled Dividend Payment Date on or following the date of the exercise of any Warrants, the Company shall pay to the holders of any Series B Preferred Stock redeemed, converted or otherwise surrendered as part of such exercise under Section 6(D) or in accordance with Section 7(B) any unpaid accrued or cumulated dividends on such shares through the date of exercise.

                  G. Each holder of Series B Preferred Stock shall have the right, but not the obligation, following the date of delivery of a redemption notice, to utilize, pursuant to Section 7(B) hereof, some or all of the shares of Series B Preferred Stock to be redeemed, to pay the exercise price under any Warrant if such Warrant is exercisable at such time. If the foregoing right is exercised prior to the date that is five Business Days

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before the date set for redemption, the Company shall not have the right to redeem such shares of Series B Preferred Stock pursuant to its notice of redemption.

                  H. [Reserved]

                  I. Notwithstanding the foregoing provisions of this Section 6, prior to any redemption of any shares of the Series B Preferred Stock the Company shall, to the extent funds of the Company are legally available therefor, pay or contemporaneously declare and set apart for payment full cumulative dividends on all outstanding shares of Series B Preferred Stock for all Dividend Periods terminating on or prior to the applicable redemption date.

                  J. Shares of Series B Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; PROVIDED that no such issued and reacquired shares of Series B Preferred Stock shall be reissued or sold as Series B Preferred Stock.

                  K. If the Company is unable or shall fail to discharge its obligation to redeem all outstanding shares of Series B Preferred Stock pursuant to Section 6(A) or 6(C), the Company's obligations with respect to such redemption shall be discharged as soon as the Company is able to discharge such obligations. If and so long as any redemption obligation with respect to the Series B Preferred Stock shall not be fully discharged, the Company shall not
(i) directly or indirectly, redeem, purchase, or otherwise acquire any Parity Security or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Securities (except in connection with a redemption, sinking fund or other similar obligation to be satisfied pro rata with the Series B Preferred Stock) or (ii) declare or make any Junior Securities Distribution, or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of the Junior Securities.

            7.    NO CONVERSION RIGHTS; PAYMENT OF WARRANT EXERCISE PRICE.

                  A. Shares of Series B Preferred Stock shall not be convertible into Common Stock or any other security of the Company.

                  B. Upon and subject to the terms of the Warrant Agreement, holders of Series B Preferred Stock shall be entitled to pay the exercise price of the Warrants through the delivery of shares of Series B Preferred Stock, valued at the Exercise Amount. Subject to the last sentence of Section 6(F), upon surrender of shares of Series B Preferred Stock in payment of such exercise price, the shares shall no longer be outstanding.

            8.    [RESERVED]

            9.    ANTIDILUTION ADJUSTMENTS.

                  A. DISTRIBUTION, SUBDIVISION, COMBINATION OR RECLASSIFICATION OF COMMON STOCK. In the event that the Company shall at any time or from time to time, prior to the Mandatory Redemption Date, (i) make a distribution (other than a distribution made to holders of Series B Preferred Stock) on the outstanding Common Stock payable in any Capital Stock or other securities of the Company, (ii) subdivide the outstanding Common Stock into a larger number of shares, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 9), then, and in each such case, the Common Share Number shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Common Share Number shall equal the number of shares of Common Stock or other securities of the Company that a holder of the Common Share Number of shares of Common Stock would have owned or would have been

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entitled to receive upon or by reason of any of the events described above. An adjustment made pursuant to this Section 9 shall become effective retroactively to the close of business on the day upon which such action becomes effective.

                  B. CERTAIN DISTRIBUTIONS. In case the Company shall at any time or from time to time, prior to the Mandatory Redemption Date, distribute to all holders of Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding (i) distributions payable in Common Stock for which adjustment is made under another Section of this
Section 9, (ii) distributions in connection with an Excluded Transaction, and
(iii) distributions of rights or warrants to subscribe for or purchase securities of the Company (provided such rights or warrants are issued with a subscription or exercise price equal to the fair market value of such securities as of the date such rights or warrants are issued)), then, and in each such case, (x) the Common Share Number then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Series B Preferred Stock thereafter entitled to receive a dividend payable in Common Stock shall, in addition to the consideration provided for in Section 4 hereof, be entitled to receive upon payment of a dividend in shares of Common Stock cash, evidences of indebtedness, securities or other assets that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such dividend in shares of Common Stock been paid immediately prior to, as applicable, the date of, or the record date for, such event and (y) other than pursuant to (x) above, the powers, preferences and special rights of the Series B Preferred Stock shall not be amended or altered (whether by merger or otherwise) as a result of any of the events described above. An adjustment made pursuant to this Section shall become effective retroactively to the close of business on the day upon which such action becomes effective.

                  C. BELOW MARKET ISSUANCES OF COMMON STOCK. In the event the Company at any time, or from time to time, shall issue or sell (i) Common Stock at a price below the closing price of the Common Stock as quoted on a Major Securities Exchange (the "Market Price") or (ii) rights, options, warrants or other securities convertible into, exchangeable into or exercisable for Common Stock which have an effective conversion, exchange or exercise price that is below the Market Price, in either case as of the close of business on the day (the "Calculation Date") preceding the day on which the Company enters into an agreement to issue or sell such Common Stock or other securities (or makes a public announcement relating thereto), the holders of the Series B Preferred Stock shall be entitled to an increase in the Common Share Number. The increase shall be determined by dividing the total dollar amount of the discount on all shares of Common Stock sold or subject to issuance at a price below the Market Price on the Calculation Date (determined as if the maximum number of shares of Common Stock into which such securities are convertible, exercisable or exchangeable are issued or sold) by the Total Market Capitalization (as hereinafter defined), and then multiplying the quotient by the Common Share Number. The provisions of this Section shall not be applicable to any Excluded Transaction.

                  D. REORGANIZATION, RECLASSIFICATION. In case of any merger of the Company or any capital reorganization, reclassification or other change of outstanding Common Stock (each, a "Transaction"), other than a Business Combination in respect of which all of the outstanding shares of Series B Preferred Stock are redeemed in accordance with Section 6, the Company shall execute and deliver to each holder of Series B Preferred Stock at least ten (10) Business Days prior to effecting such Transaction, a certificate stating that either (i) the Series B Preferred Stock shall remain outstanding following such Transaction without any amendment or alteration (whether by merger or otherwise) that would adversely affect the powers, preferences and special rights of the Series B Preferred Stock, or (ii) the holder of each share of Series B Preferred Stock shall have the right to receive in such Transaction, in exchange for each share of Series B Preferred Stock, a security with powers, preferences and special rights substantially similar to (and not less favorable than) the Series B Preferred Stock (provided, that, in the case of (i) and (ii) above, the Common Share Number applicable to such security shall be equal to the Common Share Number in effect immediately prior to such Transaction, adjusted, if applicable, to equal the number of shares of Common Stock or other securities that the holder of a number of shares of Common Stock equal to the Common Share Number would have owned or would have been entitled to receive upon or by reason of such Transaction), assuming such holder of Common Stock of the Company (x) is not a Person with which the Company consolidated

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

or into which the Company merged or which merged into the Company or to which such recapitalization, sale or transfer was made, as the case may be (a "constituent person"), or an affiliate of a constituent person and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 9(D) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares)). Provision shall be made therefor in the agreement, if any, relating to such Transaction. Each such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
9. The provisions of this Section and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

                  E. OTHER CHANGES. In case the Company at any time, or from time to time, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Section 9(A), (B),
(C) or (D) hereof (but not including any action described in any such Section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Common Share Number as a result of such action, then, and in each such case, the Common Share Number shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Series B Preferred Stock).

                  F. Notwithstanding any other provisions of this Section 9, until the date of payment of a Series B Dividend, the Company shall not be required to make any adjustment to the Common Share Number unless such adjustment (plus any adjustments not previously made by reason of this Section
(F)) would require an increase or decrease of at least one percent (1%) in the Common Share Number. Any lesser adjustment shall be carried forward and shall be made (i) no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) or
(ii) at the date of payment of a Series B Dividend, whichever is earlier. All adjustments shall be carried out to five decimal places.

                  G. Whenever one or more adjustments to the Common Share Number are required by the provisions of this Section 9, the Company shall forthwith place on file with the Secretary of the Company, a statement stating the adjustment. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing each such adjustment. Promptly after each adjustment, the Company shall mail, by first-class mail, postage prepaid, a notice thereof to each holder of Series B Preferred Stock containing a brief description of the transaction causing such adjustment and the resulting Common Share Number.

            10. REPORTS. So long as any shares of the Series B Preferred Stock are outstanding, the Company will furnish the holders thereof with the quarterly and annual financial reports, and current reports on Form 8-K, that the Company is required to file with the Securities and Exchange Commission pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or, in the event the Company is not required to file such reports, reports containing the same information as would be required in such reports.

            11. EXCHANGE, TRANSFER, ASSIGNMENT. The Series B Preferred Stock cannot be sold, transferred or assigned by the holder thereof other than to a successor of such holder pursuant to operation of law or to a Subsidiary of such holder. The holder shall not sell, hedge or transfer, directly or indirectly (whether through establishment of an offsetting derivative position, or otherwise), the Series B Preferred Stock or any interest therein.

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

            12. CERTAIN DEFINITIONS. For purposes of this Certificate, the following terms shall have the meanings set forth below:

            "Affiliate" means, when used with reference to any Person, any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with that Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Business Combination" means the occurrence of any of the following events: (a) any Person or Group is or becomes the beneficial owner (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except, notwithstanding the provisions of such Rules, that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire only upon exercise of such right), directly or indirectly, of more than 40% of the total Voting Stock of the Company; or (b) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person or Group (other than by way of merger or consolidation); or
(c) any transaction or series of related transactions if, immediately following such transaction or series of related transactions, the holders of the Common Stock outstanding immediately prior to such transaction or series of related transactions own 60% or less of the outstanding Voting Stock of the surviving or transferee corporation (and its ultimate parent corporation).

            "Business Day" means any day other than a Saturday, a Sunday, any day on which the New York Stock Exchange is closed or any other day on which banking institutions in New York, New York are authorized or required by law to be closed.

            "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of such Person's Capital Stock, and any and all rights, warrants or options exchangeable for or convertible into such Capital Stock.

            "Common Stock Equivalent" means any security or obligation which is by its terms convertible into shares of Common Stock or another Common Stock Equivalent, and any option, warrant or other subscription or purchase right with respect to Common Stock.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            "Excluded Transaction" means (a) any issuance by the Company to employees, consultants or directors of the Company of Common Stock or Common Stock Equivalents pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors (and the issuance of Common Stock upon the exercise of such Common Stock Equivalents); and (b) any issuance of Common Stock (i) upon the conversion or exercise of Common Stock Equivalents, and (ii) as a dividend on shares of Series B Preferred Stock.

            "Group" means a group within the meaning of Section 13(d)(3) of the Exchange Act.

            "Major Securities Exchange" means a national securities exchange in the U.S., the Nasdaq Stock Market or the Nasdaq SmallCap Stock Market.

            "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

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            "Preferred Stock" means the preferred stock, par value $.01 per share, of the Company.

            "Restricted Company" means any of the following: (i) any airline,
(ii) any computer reservation system or global distribution system (a "CRS"),
(iii) any Person that controls a CRS, (iv) any travel agency, (v) any other Person in which holder, prior to such Business Combination, is prohibited from having an ownership interest, whether by law, contract or agreement, and (vi) any Affiliate of any of (i), (ii), (iii) or (iv).

            "Subsidiary" means, with respect to any Person, any corporation, limited or general partnership, limited liability company, trust, association or other business entity of which an aggregate of 50% or more of the outstanding capital stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling Persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person.

            "Total Market Capitalization" means, on any date, the product of (a) the sum of the number of issued and outstanding shares of Common Stock on such date and (b) the Market Price of a share of Common Stock on such date.

            "Voting Stock" means, with respect to any Person, the Capital Stock of any class or kind ordinarily having the power to vote for the election of directors or other members of the governing body of such Person.

            "Warrants" means the warrants to purchase Common Stock issued pursuant to the Warrant Agreement.

            "Warrant Agreement" means the Warrant Agreement to Purchase 26,947,368 Shares of Common Stock dated as of February 6, 2001, between the Company and Delta Air Lines, Inc.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, the undersigned has executed and subscribed this
Certificate and does affirm the foregoing as true this 6th day of February, 2001.


                                    By: /s/ DANIEL H. SCHULMAN
                                        --------------------------
                                        Daniel H. Schulman
                                        Chief Executive Officer


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